                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/)
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                      UNITED STATIONERS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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

UNITED STATIONERS INC.
2200 East Golf Road                                                       [LOGO]
Des Plaines, Illinois 60016-1267

----------------------------

Dear Stockholder:

On behalf of United Stationers Inc. (the "Company"), I cordially invite you to attend a Special Meeting of Stockholders to be held on Thursday, November 5, 1998 at 10:00 A.M. Central Time, at the Company's offices located at 2200 East Golf Road, Des Plaines, Illinois.

The record date for determining Stockholders who are eligible to vote at the Special Meeting of Stockholders has been established by the Board of Directors at the close of business on September 14, 1998. The only matter to be considered by Stockholders at the Special Meeting is an Amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common and Preferred Stock. The Board of Directors of the Company has determined that the approval of this Amendment is in the best interests of the Company and its Stockholders and has unanimously recommended a vote "FOR" the Amendment.

Please read these materials so that you will know more about the matter we plan to vote on at the meeting.

Because the vote of each Stockholder is important, please sign and return the enclosed proxy card in the envelope provided. This way, your shares will be voted even if you can't attend the meeting. This will not, of course, limit your right to attend the meeting or prevent you from voting in person at the meeting if you wish to do so.

To assist us in preparation for the meeting, please return your proxy card at your earliest convenience.

                                          Sincerely yours,

                                          /S/ FREDERICK B. HEGI, JR.

                                          FREDERICK B. HEGI, JR.
                                          CHAIRMAN OF THE BOARD

Des Plaines, Illinois
September 16, 1998

UNITED STATIONERS INC.
2200 EAST GOLF ROAD                                                       [LOGO]
DES PLAINES, ILLINOIS 60016-1267

NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 5, 1998

----------------------------

A Special Meeting of Stockholders of United Stationers Inc. will be held on Thursday, November 5, 1998 at 10:00 A.M., Central Time, at the Company's offices located at 2200 East Golf Road, Des Plaines, Illinois. The purpose of the meeting is to consider and vote upon an Amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock, $0.10 par value, from 40,000,000 to 100,000,000 and of Preferred Stock, $0.01 par value, from 1,500,000 to 15,000,000.

Stockholders of record at the close of business on September 14, 1998 are entitled to vote at the meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          /s/ SUSAN MALONEY MEYER

                                          SUSAN MALONEY MEYER
                                          SECRETARY

Des Plaines, Illinois
September 16, 1998

UNITED STATIONERS INC.
2200 East Golf Road                     [LOGO]
Des Plaines, Illinois 60016-1267

---------------------------------------------------------

PROXY STATEMENT

SEPTEMBER 16, 1998

--------------------------

GENERAL INFORMATION

This Proxy Statement has been prepared on behalf of the Board of Directors of United Stationers Inc. (the "Company"), and is being furnished to Stockholders in connection with the Special Meeting of Stockholders of United Stationers Inc. (the "Special Meeting"). The Board of Directors has adopted a resolution approving the Amendment (the "Amendment") of the Company's Restated Certificate of Incorporation (as amended to the date hereof, the "Certificate") to increase the number of shares of Common Stock, par value $0.10 per share ("Common Stock"), from 40,000,000 shares to 100,000,000 shares and the number of shares of undesignated Preferred Stock, par value $0.01 per share ("Preferred Stock"), from 1,500,000 shares to 15,000,000 shares. The Board of Directors has declared the Amendment advisable and in the best interests of the Company and its stockholders. The proposed Amendment is described in this Proxy Statement.

This Proxy Statement and the enclosed proxy are first being sent to Stockholders on or about September 16, 1998.

The matter that is being submitted for approval is to be acted upon at the Special Meeting of Stockholders of United Stationers Inc. The record date for determining Stockholders who are eligible to vote at the Special Meeting of Stockholders has been established by the Board of Directors as September 14, 1998 (the "Record Date"). The holders of the Company's Common Stock at the close of business on the Record Date are entitled to vote on the matter. Each outstanding share of Common Stock is entitled to one vote.

The Company's principal executive offices are located at 2200 East Golf Road, Des Plaines, Illinois 60016-1267.

WHO CAN VOTE

Holders of record of shares of Common Stock at the close of business on September 14, 1998 may vote at the meeting.

On August 31, 1998, there were 18,402,491 shares of Common Stock issued and outstanding. A majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to constitute a quorum at the Special Meeting.

HOW YOU CAN VOTE

If you return your signed proxy to the Company in time for the special meeting, your shares will be voted as you direct. You can specify on your proxy whether your shares should be voted to approve, disapprove or abstain from voting on the proposal to approve the Amendment. The proposal is described in this Proxy Statement on pages 5-6.

IF YOU RETURN YOUR SIGNED PROXY TO THE COMPANY BUT DO NOT SPECIFY ON YOUR PROXY CARD HOW YOU WANT TO VOTE YOUR SHARES, THEY WILL BE VOTED "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT.

REVOCATION OF PROXIES

If you vote by proxy, you may revoke it in three ways at any time before it is exercised:

(1) by submitting written notice of revocation to the Secretary of the Company;

(2) by submitting another proxy that is properly signed and later dated; or

(3) by attending the special meeting and voting in person.

REQUIRED VOTES

In order to pass, the proposal requires a majority of those votes either present in person or represented by proxy at the Special Meeting. Each outstanding share of Common Stock is entitled to one vote.

The total number of votes that could be cast at the meeting is the number of votes actually cast plus the number of abstentions. Abstentions are counted as shares present at the meeting for purposes of determining whether or not a quorum is present. Abstentions have the effect of a vote "against" any matter they apply to. Proxies submitted by brokers that indicate that they do not have discretionary voting authority and have not received instructions as to how to vote on specified proposals ("broker nonvotes") are not considered "shares present" and will not affect the outcome of the vote.

PERSONS MAKING THE SOLICITATION

The accompanying Proxy is being solicited by the Board of Directors of the Company.

The costs of soliciting the enclosed proxies will be paid by the Company. In addition to the use of the mail, proxies may be solicited in person, or by telephone, facsimile transmission or other means of electronic communications by directors, officers and employees of the Company. The Company does not expect to pay any fees for this solicitation, but will reimburse banks, brokers and other persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxy materials to their principals.

VOTING SECURITIES AND PRINCIPAL HOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS:

The following table sets forth information as of August 31, 1998 with respect to the beneficial ownership of Common Stock by (i) each person who is known by the Company to own beneficially more than five percent of the Common Stock, (ii) each of the Company's directors and executive officers and (iii) all current directors and executive officers as a group. Unless otherwise indicated, each person has sole voting power and investment power with respect to the shares attributed to such person.

                                                                                       Shares Beneficially Owned (1)
                                                                                      -------------------------------
                                                                                         Number of       Percent of
                              Name of Beneficial Owner                                     Shares           Class
------------------------------------------------------------------------------------  ----------------  -------------
Wingate Partners, L.P.                                                                   1,969,716(2)         10.7%
 750 N. St. Paul Street, Suite 1200
 Dallas, Texas 75201

Daniel H. Bushell                                                                           85,000(3)         *

Kathleen S. Dvorak                                                                           3,022            *

Daniel J. Good                                                                              76,180(4)         *

Roy W. Haley                                                                                 --              --

Mark J. Hampton                                                                              --              --

Frederick B. Hegi, Jr.                                                                     180,346(5)         *

R. Thomas Helton                                                                             --              --

Max D. Hopper                                                                                --              --

James A. Johnson                                                                            22,832(6)         *

Randall W. Larrimore                                                                        50,000(7)         *

Susan M. Meyer                                                                               --              --

Gary G. Miller (8)                                                                           --              --

James A. Pribel                                                                              5,475(9)         *

Michael D. Rowsey                                                                          100,032(10)        *

Steven R. Schwarz                                                                            5,684(11)        *

Benson P. Shapiro                                                                            --              --

Albert H. Shaw                                                                               3,429(12)        *

Joel D. Spungin                                                                             18,392(13)        *

Ergin Uskup                                                                                  7,626(14)        *

All current directors and executive officers as a group (19 persons)                       558,018(15)         3.0

------------------------

   * Represents less than 1.0%

 (1) For purposes of calculating the beneficial ownership of each stockholder, it was assumed (in accordance with the Securities and Exchange Commission's definition of "beneficial ownership") that such stockholder had exercised all options, conversion rights and warrants by which such stockholder had the right within 60 days following August 31, 1998, to acquire shares of such class of stock.

 (2) Includes (i) 1,477,878 shares owned by Wingate Partners, L.P. ("Wingate Partners"), (ii) 477,522 shares owned by Wingate Partners II, L.P. ("Wingate II"), (iii) 6,722 shares owned by Wingate Management Corporation, and (iv) 7,594 shares owned by Wingate Management Limited, L.L.C. (collectively "Wingate").

 (3) Includes 85,000 shares issuable upon exercise of employee stock options.

 (4) Does not include 263,899 shares owned by Good Capital & Co, Inc. ("Good Capital"). Mr. Good is Chairman and a controlling stockholder of Good Capital and, accordingly, may be deemed to beneficially own the shares held of record by Good Capital.

 (5) Includes (i) 95,747 shares held of record by Mr. Hegi, (ii) 3,193 shares held of record by a family company of which he is managing partner, (iii) 46,623 shares held in trust for his benefit and for which he serves as trustee, and (iv) 34,783 shares held in trusts for unrelated third parties of which he is trustee. Does not include (i) 1,477,878 shares held by Wingate Partners, (ii) 477,522 shares held by Wingate II, (iii) 6,722 shares held by Wingate Management Corporation, and (iv) 7,594 shares held by Wingate Management Limited, L.L.C. Mr. Hegi is an indirect general partner of each of Wingate Partners and Wingate II, President of Wingate Management Corporation, and a manager of Wingate Management Limited, L.L.C. and accordingly, may be deemed to beneficially own the shares owned of record by these entities.

 (6) Includes 8,932 shares owned by Mr. Johnson and 13,900 shares held in a self-directed individual retirement account for the benefit of Mr. Johnson. Does not include (i) 477,522 shares held by Wingate II, and (ii) 7,594 shares held by Wingate Management Limited, L.L.C. Mr. Johnson is an indirect general partner of Wingate II and a Manager of Wingate Management, L.L.C., and accordingly, may be deemed to beneficially own the shares owned of record by these entities.

 (7) Includes 50,000 shares issuable upon exercise of employee stock options.

 (8) Does not include (i) 232,177 shares owned by Cumberland Capital Corporation ("Cumberland") and (ii) warrants exercisable for 1,549 shares held by ASI Partners III, L.P. (of which Cumberland serves as general partner). Mr. Miller is President and stockholder of Cumberland and, accordingly, may be deemed to beneficially own the shares and warrants owned of record by Cumberland and ASI Partners III, L.P.

 (9) Shares held by Mr. Pribel and his wife as joint tenants.

 (10) Includes (i) 9,318 shares owned by Mr. Rowsey and (ii) 90,714 shares issuable upon exercise of employee stock options.

 (11) Includes (i) 5,634 shares owned by Mr. Schwarz and (ii) 50 shares held in an individual retirement account for the benefit of Mr. Schwarz' wife.

 (12) Shares held by Mr. Shaw and his wife as joint tenants.

 (13) Includes (i) 14,798 shares owned by Mr. Spungin and (ii) 3,594 shares owned by a family trust for which Mr. Spungin's wife serves as a trustee.

 (14) Includes (i) 126 shares held in a trust for which Mr. Uskup serves as trustee and (ii) 7,500 shares issuable upon exercise of employee stock options.

 (15) Includes all securities beneficially owned by the current directors and executive officers of the Company, including an aggregate of (i) 324,804 shares of Common Stock and (ii) 233,214 shares issuable upon exercise of employee stock options.

THE PROPOSAL

SUMMARY OF THE PROPOSAL

The Board of Directors has adopted an Amendment to the Certificate and has declared it advisable and in the best interests of the Company and its Stockholders. Currently, the Company's Certificate provides for the issuance of up to 40,000,000 shares of Common Stock and 1,500,000 shares of Preferred Stock.
The Company has          shares of Common Stock issued and outstanding as of
September 14, 1998 and no shares of Preferred Stock outstanding. In addition,
the Company has          shares of Common Stock reserved for issuance under the
terms of the Company's Management Equity Plan, Nonemployee Directors' Deferred Stock Compensation Plan and outstanding Common Stock warrants. As of the same date, the total of the outstanding shares and those reserved for future issuance
equaled          .

On August 17, 1998, the Board of Directors of the Company declared a dividend on each outstanding share of Common Stock of one additional full share of Common Stock (the "Stock Dividend") and approved a corresponding temporary reduction in the Company's Common Stock reserve. After giving effect to the Stock Dividend and reserve reduction, as of September 14, 1998 the Company had an aggregate of 40,000,000 shares of Common Stock issued and outstanding or reserved for issuance under the Management Equity Plan, the Nonemployee Directors' Deferred Stock Compensation Plan and outstanding Common Stock warrants.

The Amendment will provide future flexibility should the Board determine that an additional stock split or stock dividend, primary equity offering(s), acquisition or other transactions involving the Company's Common Stock or Preferred Stock are in the best interests of the Company and its Stockholders. Shares of Common Stock and Preferred Stock may be issued for cash, property, services rendered or cancellation of indebtedness, or in any combination thereof, and at such price or prices and on such terms, including dividend rates, conversion rates, voting rights, redemption prices, maturity dates and similar matters, if any, as the Board of Directors determines to be reasonable in its business judgment under the circumstances and consistent with Delaware law. Such shares may generally be issued by the Board of Directors without authorization from the Company's Stockholders (although Delaware law could require the holders of a majority of the Common Stock present in person or by proxy at a meeting called for that purpose to approve certain stock issuances and the Company's listing agreement with The Nasdaq Stock Market, Inc. requires approval of certain stock issuances by a majority of the votes cast on a proposal in person or by proxy, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal). As of the date of this Proxy Statement, there are no plans to authorize the issuance of any shares of Company capital stock (except upon exercise of currently outstanding options and warrants and in connection with the Stock dividend), although acquisition and financing opportunities will continue to be evaluated and it is anticipated that the Board of Directors of the Company will continue to grant employees stock options under the Company's Management Equity Plan from time to time and in the ordinary course.

Stockholders should note that certain disadvantages may result from the authorization of a greater number of shares of capital stock. For example, the issuance of a significant amount of Common Stock could result in a substantial dilution of the beneficial ownership and/or voting power of the holders of Common Stock as such holders have no preemptive rights and, therefore, would not be entitled to preferential rights to purchase any additional shares of Common Stock. In addition, the increase in authorized Common Stock or Preferred Stock could deter or delay takeover proposals because the Board of Directors would have the ability to issue a significant number of shares of Common Stock and/or Preferred Stock as a defense to an attempted takeover. Although the Board of Directors is required to make any determination to issue Company stock based on its judgment as to the best interests of the stockholders of the Company, the Board of Directors could act in a manner that might discourage or delay an acquisition attempt or other transaction that a majority of the stockholders might believe to be in their best interests or in which Stockholders might receive a premium for their stock over the then-current market price of such stock. The Board of Directors has no current plans to issue any such stock. Delaware law does not provide a right of appraisal or dissenters' rights with respect to the Amendment. No person who has been a director or executive officer of the Company at any time since the beginning of the Company's last fiscal year has any substantial interests, direct or indirect, in the approval of the Amendment.

YOUR BOARD OF DIRECTORS IS SOLICITING YOUR PROXY AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE CERTIFICATE, INCREASING THE AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK TO 100,000,000 AND 15,000,000, RESPECTIVELY.

STOCKHOLDER PROPOSALS

Proposals of the Company's stockholders intended to be presented at the Annual Meeting of Stockholders to be held in 1999 must be received by the Company no later than December 10, 1998 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting. Such proposals should be directed to United Stationers Inc., 2200 East Golf Road, Des Plaines, Illinois 60016-1267, ATTENTION: Corporate Secretary.

OTHER MATTERS

The Company's Certificate provides that business to be conducted at the Special Meeting shall be limited to the business set forth in the notice accompanying this Proxy Statement.

                                          By Order of the Board of Directors

                                          /s/ SUSAN MALONEY MEYER

                                          SUSAN MALONEY MEYER
                                          SECRETARY

Des Plaines, Illinois
September 16, 1998

                                     PROXY

                            UNITED STATIONERS INC.

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                UNITED STATIONERS INC. FOR A SPECIAL MEETING OF
                 STOCKHOLDERS TO BE HELD ON NOVEMBER 5,  1998.

The undersigned Stockholder of United Stationers Inc. (the "Company") hereby appoints Frederick B. Hegi, Jr., Randall W. Larrimore and Daniel H. Bushell, and any of them, the lawful attorneys and proxies of the undersigned, with several powers of substitution, to vote all shares of Common Stock, par value $0.10 per share ("Common Stock"), of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Special Meeting") to be held on November 5, 1998, and any adjournments thereof:


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

SEE REVERSE                                                        SEE REVERSE
  SIDE             CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE

          Please mark
Please    vote as in
votes a   this example.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE APPROVAL AND ADOPTION OF THE PROPOSAL. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED FOR APPROVAL OF THE FOLLOWING PROPOSAL :


                                                                FOR    AGAINST   ABSTAIN
          PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S
          RESTATED CERTIFICATE OF INCORPORATION.

The undersigned revokes any proxy or proxies previously given to vote upon or act with respect to such Common Stock and ratifies and confirms that all the proxies, their substitutes, or any of them may lawfully act by virtue of this Proxy.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                         MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

                         PLEASE MARK, SIGN , DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE PRE-PAID ENVELOPE PROVIDED.

                         Note: Please sign exactly as name appears on this document. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please provide your full title.

Signature:__________________ Date:_____________ Signature: ___________________
Date:____________